EXHIBIT 10.1

        Business Consulting Agreements with David Mayer and Gerald Baizen


                          BUSINESS CONSULTING AGREEMENT


         THIS BUSINESS CONSULTING AGREEMENT (this "Agreement") is made and entered into this 1st day of September 2001, by and between Associated Automotive Group, Inc., a Nevada corporation, with its principal place of business at 2600 South Federal Highway, Delray Beach, Florida 33483 (hereinafter referred to as the "Company") and David Mayer, a consultant who resides at 611 S.E. 7th Street, Delray Beach, FL 33483 (hereinafter referred to as the "Consultant").

                                    RECITALS

         A. The Company desires to avail itself of the Consultant's experience, skills and abilities, and background and knowledge, and is willing to engage the Consultant upon the terms and conditions set forth herein.

         B. The Consultant agrees to be engaged and retained by the Company upon said terms and conditions.

         C. The parties hereto have each established a valuable reputation and goodwill in their respective businesses.

         D. Each party hereto, by virtue of its relationship with the other party, will become familiar with and possessed with the manner, methods and other confidential information pertaining to the such other parties business activities.

         NOW, THEREFORE, in consideration of the recitals, promises and conditions in this agreement, the Consultant and the Company agree as follows:

         1.       Consulting Services.

                  (a) During the term of this Agreement, the Consultant is hereby retained by the Company to provide consulting services to the Company as described below. The Consultant shall provide such consulting services as reasonably requested by the Company's Board of Directors and Chief Executive Officer during the term of this Agreement. Unless otherwise agreed to by the Company, all services hereunder shall be performed directly by the Consultant, and at his principal place of business or other offices.

                  (b) The Consultant agrees to assist the Company as follows:
                           i. the development of the Company's automotive business;
                           ii.      business marketing; and
                           iii.     development of new business for the Company.

         2. Term. The term of this Agreement shall be for a period of twenty-four (24) months commencing on the date of this Agreement and ending on November 1, 2003.

         3. Compensation. The Company irrevocably grants to the Consultant, in lieu of salary or any other compensation for services, 56,434 shares of common stock (the "Shares") of the Company.

         4. Expenses of the Consultant. The Consultant shall be responsible for all expenses incurred by the Consultant in the performance of its duties hereunder, which expenses shall include, postage, printing, long distance calls, transmitting facsimiles, travel and wire service expenses reasonably related to the Consultant's services to the Company.

         5.       Registration Rights.

                  (a) If at any time during the five years following the date hereof, the Company shall prepare and file one or more registration statements under the Securities Act of 1933, as amended (the"Act") with respect to a public offering of equity or debt securities of the Company, other than a registration statement on Forms S-4, S-8, or similar form, the Company will include in any such registration statement such information as required, and such number of the Shares as requested by the holder thereof (the "Holder") to permit a public offering of such Shares; provided, however, that if, in the sole discretion of the Company and the underwriter for the Company's public offering, the inclusion of the Shares requested to be registered, when added to the securities being registered by the Company or any other selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially or adversely affecting the entire offering, then the Company may exclude from such offering that portion of the Shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that may be marketed without otherwise materially and adversely affecting the entire offering. The Company shall have sole and absolute discretion in making such determination. The Company shall use its best efforts to obtain promptly the effectiveness of such registration statement. The Company shall bear all fees and expenses other than the fees and expenses of Holder's counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishings of copies of the preliminary and final prospectus thereof to such Holder.

         6. Cooperation. Both parties shall cooperate fully with each other in the performance of the their respective obligations under this Agreement including, without limitation, providing all necessary information, executing all documents and performing all actions reasonably required in connection with such performance.

         7. Independent Contractor. This Agreement shall not constitute an employer- employee relationship. It is the intention of the parties that the Consultant shall be at all times an independent contractor of the Company. The Consultant shall not have any authority to act as the agent of the Company and shall not have the authority to, and shall not, bind the Company to any agreements or obligations with a third party except as otherwise authorized by the Company. Subject to the express provisions herein, the manner and means utilized by the Consultant in the performance of its services hereunder shall be under the sole control of the Consultant.

         8. Non-Disclosure of Confidential Information. Both parties acknowledge that it is their policy to maintain as secret and confidential all valuable information heretofore or hereafter acquired, developed or used by each other in relation to their respective business, operations, employees and contacts which may give a competitive advantage in either party's industries (all such information is hereinafter referred to as "Confidential Information"). The parties recognize that, by reason of the relationship of the parties, the parties may acquire Confidential Information of the other party. The parties recognize that all such Confidential Information is the property of the owning party. In consideration of the parties entering into this Agreement, the parties agree that:

                  (a) They shall never, directly or indirectly, publicly disseminate or otherwise disclose any Confidential Information obtained during the term of this agreement without the prior written consent of either party, it being understood that the obligation created by this subparagraph shall survive the termination of this Agreement;

                  (b) At all times, the parties shall exercise all due and diligent precautions to protect the integrity of any of the other party's documents embodying Confidential Information (which shall be marked "Confidential" by the supplying party prior to delivery and, if not so marked, shall not be deemed to embody Confidential Information), and upon termination of this Agreement, each party shall return all such documents (and copies thereof) in its possession or control to the other party; and

                  (c) In recognition of the foregoing, the parties represent, warrant and covenant that they will not in the future use or disclose any of such Confidential Information for the benefit of any person or other entity or organization under any circumstances at any time.

         9. Representations and Warranties. The Company hereby represents and warrants to the Consultant as follows:

                  (a) This Agreement has been duly authorized, executed and delivered on behalf of the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject only to the effect, if any, of bankruptcy laws or similar laws relating to the insolvency of debtors and to principles of equity and except as the Company's indemnification and/or contribution obligations under this Agreement may be limited under Federal or applicable state securities laws.

                  (b) The execution and delivery of, and the compliance with, this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not, with or without the giving of notice or the lapse of time, or both: (A) result in a material conflict with or breach of any of the material terms or provisions of, or constitute a default under, or result in the modification or termination of, or require consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the Company pursuant to the terms of, any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, or (B) violate the Company's articles of incorporation or by-laws or (C) have any material effect on any material license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its properties or businesses.

         10.      Indemnification.

                  (a) The acts, statements and representations made by the Company to third parties are the sole responsibility of the Company, and the Company agrees to indemnify the Consultant and hold the Consultant harmless for any liabilities, claims, losses and expenses, including legal costs and expenses incurred by the Consultant, that result from acts, statements and representations made by the Company and its authorized representatives to third parties. The Company represents that all materials provided to the Consultant in relation to the consulting services to be provided hereunder are truthful and accurate, and the Consultant may rely upon same without independent verification of the facts or other information contained therein.

                  (b) The acts, statements and representations made by the Consultant without the approval of the Company to third parties which are not made in reliance upon information and/or material furnished to the Consultant by the Company, rather written or oral, are the sole responsibility of the Consultant, and the Consultant agrees to indemnify the Company for any liability, claims, losses and expenses, including legal costs and expenses incurred by the Company that result from the Consultant's representations made without the approval of the Company.

         11. Taxes. All taxes, duties and other governmental fees or charges arising from the Consultant's receipt of remuneration shall be borne by the Consultant, except to the extent that the Company is responsible for the fees, costs and expenses in connection with the provisions of Section 6 hereof.

         12. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing or when deposited in the United States mail, postage prepaid, addressed to the other party at the address provided by each party. Either party may change its address by written notice made in accordance with this section.

         13. Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective legal representatives, administrators, executors, successors, subsidiaries and affiliates.

         14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Florida without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

         15. Assignment. Any attempt by either party to assign any rights, duties or obligations that arise under this Agreement without the prior written consent of the other party shall be void and shall constitute a breach of the terms of this Agreement.

         16. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the Company and the Consultant. No promises, guarantees, inducements or agreements, oral or written, express or implied, have been made regarding the provision of any services, other than as contained in this Agreement. This Agreement can be modified only in writing signed by both parties hereto.

         17. Severability. In the event of the invalidity or unenforceability of any one or more of the provisions of this Agreement, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and such other provisions shall be deemed to remain in full force and effect.

         18. Continuing Effect. Sections 5, 8, 9 and 11 shall survive the expiration or the termination of obligations of each party to the other.

         19. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                              ASSOCIATED AUTOMOTIVE GROUP, INC.


                                              By: /s/David Jacoby
                                              -------------------
                                              Name: David Jacoby
                                              Title: Vice President



                                              /s/David Mayer
                                              --------------
                                              David Mayer

                    Addendum to Business Consulting Agreement

In consideration for additional services defined below provided by and to be provided by David Mayer ("Mayer") pursuant to the Business Consultant Agreement dated November 1, 2001 by and between Mayer and Associated Automotive Group Inc. ("Subsidiary"), Associated Automotive Group Incorporated ("AAGI") agrees to issue Mayer 100,000 shares of AAGI Class A Common Stock.

The additional services include, but are not limited to consulting services in connection with the reorganization of AAGI and acquisition of Subsidiary and the continued consulting services in regarding the operations of AAGI. These services shall be performed in accordance with the terms of the Business Consultant Agreement.

April 1, 2002

/s/David Mayer
--------------
David Mayer

Associated Automotive Group Incorporated

By: /s/David Jacoby
-------------------
David Jacoby, Vice President

                          BUSINESS CONSULTING AGREEMENT


         THIS BUSINESS CONSULTING AGREEMENT (this "Agreement") is made and entered into this 1st day of November, 2001, by and between Associated Automotive Group, Inc., a Nevada corporation, with its principal place of business at 2600 South Federal Highway, Delray Beach, Florida 33483 (hereinafter referred to as the "Company") and Gerald Baizen, a consultant who resides at _____________________________ (hereinafter referred to as the "Consultant").

                                    RECITALS

         A. The Company desires to avail itself of the Consultant's experience, skills and abilities, and background and knowledge, and is willing to engage the Consultant upon the terms and conditions set forth herein.

         B. The Consultant agrees to be engaged and retained by the Company upon said terms and conditions.

         C. The parties hereto have each established a valuable reputation and goodwill in their respective businesses.

         D. Each party hereto, by virtue of its relationship with the other party, will become familiar with and possessed with the manner, methods and other confidential information pertaining to the such other parties business activities.

         NOW, THEREFORE, in consideration of the recitals, promises and conditions in this agreement, the Consultant and the Company agree as follows:

         1.       Consulting Services.

                  (a) During the term of this Agreement, the Consultant is hereby retained by the Company to provide consulting services to the Company as described below. The Consultant shall provide such consulting services as reasonably requested by the Company's Board of Directors and Chief Executive Officer during the term of this Agreement. Unless otherwise agreed to by the Company, all services hereunder shall be performed directly by the Consultant, and at his principal place of business or other offices.

                  (b) The Consultant agrees to assist the Company as follows:
                           i. the development of the Company's automotive business;
                           ii.      business marketing; and
                           iii.     development of new business for the Company.

         2. Term. The term of this Agreement shall be for a period of twenty-four (24) months commencing on the date of this Agreement and ending on November 1, 2003.

         3. Compensation. The Company irrevocably grants to the Consultant, in lieu of salary or any other compensation for services, 56,434 shares of common stock of the Company.

         4. Expenses of the Consultant. The Consultant shall be responsible for all expenses incurred by the Consultant in the performance of its duties hereunder, which expenses shall include, postage, printing, long distance calls, transmitting facsimiles, travel and wire service expenses reasonably related to the Consultant's services to the Company.

         5.       Registration Rights.

                  (a) If at any time during the five years following the date hereof, the Company shall prepare and file one or more registration statements under the Securities Act of 1933, as amended (the"Act") with respect to a public offering of equity or debt securities of the Company, other than a registration statement on Forms S-4, S-8, or similar form, the Company will include in any such registration statement such information as required, and such number of the Shares as requested by the holder thereof (the "Holder") to permit a public offering of such Shares; provided, however, that if, in the sole discretion of the Company and the underwriter for the Company's public offering, the inclusion of the Shares requested to be registered, when added to the securities being registered by the Company or any other selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially or adversely affecting the entire offering, then the Company may exclude from such offering that portion of the Shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that may be marketed without otherwise materially and adversely affecting the entire offering. The Company shall have sole and absolute discretion in making such determination. The Company shall use its best efforts to obtain promptly the effectiveness of such registration statement. The Company shall bear all fees and expenses other than the fees and expenses of Holder's counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishings of copies of the preliminary and final prospectus thereof to such Holder.

         6. Cooperation. Both parties shall cooperate fully with each other in the performance of the their respective obligations under this Agreement including, without limitation, providing all necessary information, executing all documents and performing all actions reasonably required in connection with such performance.

         7. Independent Contractor. This Agreement shall not constitute an employer- employee relationship. It is the intention of the parties that the Consultant shall be at all times an independent contractor of the Company. The Consultant shall not have any authority to act as the agent of the Company and shall not have the authority to, and shall not, bind the Company to any agreements or obligations with a third party except as otherwise authorized by the Company. Subject to the express provisions herein, the manner and means utilized by the Consultant in the performance of its services hereunder shall be under the sole control of the Consultant.

         8. Non-Disclosure of Confidential Information. Both parties acknowledge that it is their policy to maintain as secret and confidential all valuable information heretofore or hereafter acquired, developed or used by each other in relation to their respective business, operations, employees and contacts which may give a competitive advantage in either party's industries (all such information is hereinafter referred to as "Confidential Information"). The parties recognize that, by reason of the relationship of the parties, the parties may acquire Confidential Information of the other party. The parties recognize that all such Confidential Information is the property of the owning party. In consideration of the parties entering into this Agreement, the parties agree that:

                  (a) They shall never, directly or indirectly, publicly disseminate or otherwise disclose any Confidential Information obtained during the term of this agreement without the prior written consent of either party, it being understood that the obligation created by this subparagraph shall survive the termination of this Agreement;

                  (b) At all times, the parties shall exercise all due and diligent precautions to protect the integrity of any of the other party's documents embodying Confidential Information (which shall be marked "Confidential" by the supplying party prior to delivery and, if not so marked, shall not be deemed to embody Confidential Information), and upon termination of this Agreement, each party shall return all such documents (and copies thereof) in its possession or control to the other party; and

                  (c) In recognition of the foregoing, the parties represent, warrant and covenant that they will not in the future use or disclose any of such Confidential Information for the benefit of any person or other entity or organization under any circumstances at any time.

         9. Representations and Warranties. The Company hereby represents and warrants to the Consultant as follows:

                  (a) This Agreement has been duly authorized, executed and delivered on behalf of the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject only to the effect, if any, of bankruptcy laws or similar laws relating to the insolvency of debtors and to principles of equity and except as the Company's indemnification and/or contribution obligations under this Agreement may be limited under Federal or applicable state securities laws.

                  (b) The execution and delivery of, and the compliance with, this Agreement by the Company and the consummation by the Company of the transactions herein contemplated will not, with or without the giving of notice or the lapse of time, or both: (A) result in a material conflict with or breach of any of the material terms or provisions of, or constitute a default under, or result in the modification or termination of, or require consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the Company pursuant to the terms of, any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject, or (B) violate the Company's articles of incorporation or by-laws or (C) have any material effect on any material license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its properties or businesses.

         10.      Indemnification.

                  (a) The acts, statements and representations made by the Company to third parties are the sole responsibility of the Company, and the Company agrees to indemnify the Consultant and hold the Consultant harmless for any liabilities, claims, losses and expenses, including legal costs and expenses incurred by the Consultant, that result from acts, statements and representations made by the Company and its authorized representatives to third parties. The Company represents that all materials provided to the Consultant in relation to the consulting services to be provided hereunder are truthful and accurate, and the Consultant may rely upon same without independent verification of the facts or other information contained therein.

                  (b) The acts, statements and representations made by the Consultant without the approval of the Company to third parties which are not made in reliance upon information and/or material furnished to the Consultant by the Company, rather written or oral, are the sole responsibility of the Consultant, and the Consultant agrees to indemnify the Company for any liability, claims, losses and expenses, including legal costs and expenses incurred by the Company that result from the Consultant's representations made without the approval of the Company.

         11. Taxes. All taxes, duties and other governmental fees or charges arising from the Consultant's receipt of remuneration shall be borne by the Consultant, except to the extent that the Company is responsible for the fees, costs and expenses in connection with the provisions of
                  Section 6 hereof.

         12. Notices. Any notice, request, demand or other communication required or permitted hereunder shall be deemed to be properly given when personally served in writing or when deposited in the United States mail, postage prepaid, addressed to the other party at the address provided by each party. Either party may change its address by written notice made in accordance with this section.

         13. Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective legal representatives, administrators, executors, successors, subsidiaries and affiliates.

         14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Florida without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

         15. Assignment. Any attempt by either party to assign any rights, duties or obligations that arise under this Agreement without the prior written consent of the other party shall be void and shall constitute a breach of the terms of this Agreement.

         16. Entire Agreement; Modification. This Agreement constitutes the entire agreement between the Company and the Consultant. No promises, guarantees, inducements or agreements, oral or written, express or implied, have been made regarding the provision of any services, other than as contained in this Agreement. This Agreement can be modified only in writing signed by both parties hereto.

         17. Severability. In the event of the invalidity or unenforceability of any one or more of the provisions of this Agreement, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof, and such other provisions shall be deemed to remain in full force and effect.

         18. Continuing Effect. Sections 5, 8, 9 and 11 shall survive the expiration or the termination of obligations of each party to the other.

         19. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                                              ASSOCIATED AUTOMOTIVE GROUP, INC.


                                              By: /s/David Jacoby
                                              -------------------
                                              Name: David Jacoby
                                              Title: Vice President



                                              /s/Gerald Baizen
                                              ----------------
                                              Gerald Baizen